SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2019

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

        Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                     (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On April 3, 2019, AirCo 1, LLC, a wholly-owned subsidiary of AirCo, LLC, a wholly-owned subsidiary of Stratus Aero Partners LLC, a wholly-owned subsidiary of Air T, Inc., entered into a Loan Agreement with Minnesota Bank & Trust (“MBT”). The Loan Agreement provides for a revolving credit facility in the principal amount of $10,000,000. Initial proceeds from the facility were used to repay the existing loans described below and additional amounts will be used to finance the purchase of additional decommissioned commercial airliner airframes to be disassembled and sold as parts. The stated termination date of the revolving facility is November 30, 2019 and the interest rate equals the greater of (a) 6.50% or (b) the prime rate (as defined in the note) plus 2.00%. Funds from the revolving facility will be used to repay amounts accrued under the following notes: (a) that certain Airframe Acquisition Note dated February 22, 2018 in the principal amount of $5,000,000 from AirCo 1, LLC to MBT; (b) that certain Airframe Acquisition Note dated December 18, 2018 in the original principal amount of $450,000 from AirCo 1, LLC to MBT; (c) that certain Term Note dated January 18, 2019 for $2,100,000 from AirCo 1, LLC to Park State Bank; and (d) that certain Term Note dated January 18, 2019 for $400,000 from AirCo 1, LLC to MBT.

The loan contains affirmative and negative covenants and advances under the facility are subject to a number of requirements, including advance rate requirements. The loan is secured by security interests in all of AirCo 1, LLC’s assets, bailee agreements with Jet Yard, LLC and AirCo, LLC and a pledge by AirCo, LLC of all of the membership interests of AirCo 1, LLC.

The above discussion is qualified in its entirety by reference to the forms of the loan agreement, note, pledge agreement, security agreement, and subordination agreement filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Report, which are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description

10.1	Form of Loan Agreement between AirCo 1, LLC and Minnesota Bank & Trust dated April 3, 2019.

10.2	Form of Revolving Credit Note in the principal amount of $10,000,000 to Minnesota Bank & Trust dated April 3, 2019.

10.3	Form of Amended and Restated Pledge Agreement in favor of Minnesota Bank & Trust dated April 3, 2019.

10.4	Form of Amended and Restated Security Agreement in favor of Minnesota Bank & Trust dated April 3, 2019.

10.5	Form of Subordination Agreement among AirCo 1, LLC, Air T, Inc. and Minnesota Bank & Trust dated April 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2019

AIR T, INC.

By:	/s/ Brett Reynolds
Brett Reynolds, Chief Financial Officer

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